UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 18, 2005

(Date of report; date of

earliest event reported)

Commission file number: 333-109950

WHOLESALE AUTO RECEIVABLES CORPORATION

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XI

(Exact name of registrant as specified in its charter)

Delaware	38-3082709
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

c/o General Motors Acceptance Corporation

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01    EXHIBITS

Exhibit 5.1	The following is filed as an Exhibit to this Report under Exhibit 5.1

Opinion of Counsel of Kirkland & Ellis, dated as of February 18, 2005

Exhibit 8.1	The following is filed as an Exhibit to this Report under Exhibit 8.1

Opinion of Counsel of Kirkland & Ellis, dated as of February 18, 2005

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant certifies that it meets all of the requirements for this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XI

	By:	GENERAL MOTORS ACCEPTANCE CORPORATION
(Administrator, not in its individual capacity but solely as Administrator on behalf of the Trust)

Dated: February 18, 2005		/s/ Jerome B. Van Orman, Jr.
Jerome B. Van Orman, Jr. Vice President—Finance and Chief Financial Officer of GMAC North American Operations